UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 27, 2002
                                ----------------


                                  PANACO, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                  000-26662                      43-1593374
(State or Other    (Commission File Number)    (IRS Employer Identification No.)
 Jurisdiction          of Incorporation)

                1100 Louisiana, Suite 5100, Houston, Texas 77002
                ------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 970-3100
                                ----------------

Item 5.           Other Events

     The  Board  of  Directors  of  PANACO,   Inc.  received  and  accepted  the
resignation of board member Robert G. Wonish on June 26, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 27, 2002


                                    PANACO, Inc.
                                    (Registrant)


                                    By:  __________________________
                                         Todd R. Bart
                                         Chief Financial Officer, Secretary
                                         and Treasurer